                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201

                                 Rivus Bond Fund
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                Armonk, NY 10504
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                Armonk, NY 10504
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 914-273-4545

                        Date of fiscal year end: March 31

                  Date of reporting period: September 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

RIVUS BOND FUND SHAREHOLDER LETTER - 09/30/10

OCTOBER 28, 2010

TO FELLOW SHAREHOLDERS:

After a strong first quarter of risk-taking, the macro economic backdrop became the investment focus during the last six months. Early in the period, fear over European defaults swept through the markets creating a systematic run on European bonds, with Greek sovereign yields reaching north of 10 percent, or junk levels. The Euro situation raised potential implications for slowing global growth and was the proximate cause for the systemic risk reduction trade. This, combined with weakening economic data in the U.S., along with the calamitous oil spill in the Gulf of Mexico, was too much for the markets to stomach. There was increasing talk of a "double dip" recession which contributed to the flight to quality. The volatility was most pronounced in the equity markets which had negative 12 percent returns intra-period before recovering by period end as the market latched onto the idea of a second round of "Quantitative Easing" and the focus of the Federal Reserve to re-inflate the economy. The ride for fixed income investors during the period was not as volatile as the sell-off in spreads was more than offset by the rally in interest rates. The ten-year Treasury decreased 132 basis points from 3.83 percent at the end of March and ended the September quarter at 2.51 percent. Indeed, all fixed income sectors delivered solid returns during the period.

Second quarter gross domestic product (GDP) growth rate slowed to 1.7 percent from 3.7 percent in the first quarter as net exports declined and consumer spending was flat. Preliminary GDP for the third quarter of 2010 came in at 2 percent, in line with consensus expectations. Expectations for the full year of 2010 GDP growth are forecast to be below trend at around 2.25 percent to 2.75 percent and forecasts for 2011 are also expected to be below trend, reflecting the continuing high debt burden, the weak housing market, and elevated unemployment levels. Although GDP growth has slowed and some of the economic data has been volatile, we continue to believe in a "checkmark" shaped recovery. U.S. private sector payroll growth, a component of the headline payroll statistic, continued its positive trend. The Institute for Supply Management
(ISM) Survey numbers for both Manufacturing and Non-Manufacturing remain above the 50-point threshold, suggestive of continued positive growth. Yields in global bond markets, however, are indicating that this is not a normal recovery and that this recovery is likely to be slower and longer than history would suggest.

We are pleased to report that during the period the shareholders of the Rivus Bond Fund (BDF) approved the issuance of additional shares to effect the Reorganization of the Hartford Income Shares (HSF) with and into BDF. On October 12, 2010, the shareholders of HSF also approved the Reorganization, and the transaction closed on October 22, 2010. Pursuant to the Reorganization each shareholder of HSF received shares of BDF equal in value to the shares of HSF based on the net asset value (NAV) held by that shareholder as of the closing date of the Reorganization. We welcome the Hartford Income Shares shareholders as shareholders of the Rivus Bond Fund.

As of September 30, 2010, the Fund had an NAV of $20.23 per share. This represents a 5.9 percent increase from $19.10 per share at March 31, 2010. On September 30, 2010, the Fund's closing price on the New York Stock Exchange was $18.54 per share, representing an 8.35 percent discount to NAV per share, compared with a 10.38 percent discount as of March 31, 2010. The market trading discount remains at 8.18 percent as of market close on October 28, 2010.

One of the primary objectives of the Fund is to maintain its high level of income. On September 8, 2010 the Board of Directors declared a dividend payment of $0.2875 per share payable October 28, 2010 to shareholders of record on October 6, 2010. The dividend was unchanged from the prior quarter and has been the same for the last 23 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.24 percent dividend yield based on the market price on October 28, 2010 of $18.42 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Barclays Investment Grade Credit Index benchmark and the Fund's Peer average:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
        IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)

                                                 6 MONTHS    1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                    TO         TO         TO         TO         TO
                                                 09/30/10   09/30/10   09/30/10   09/30/10   09/30/10
                                                 --------   --------   --------   --------   --------
Rivus Bond Fund ..............................     9.36%     17.13%      8.22%      6.05%    6.53%(2)
Barclays Investment Grade Credit Index(3) ....     8.07%     11.67%      8.30%      6.48%    7.10%
Peer Group Average(4) ........................     7.72%     15.14%      7.13%      6.03%    6.78%

----------
(1) This is historical information and should not be construed as indicative of any likely future performance

(2)  Source: Lipper Inc.

(3)  Comprised primarily of US investment grade corporate bonds (Fund's
     Benchmark)

(4) Consists of a group of funds against which the Fund has historically compared itself

The Fund's performance for the 3-year, 5-year and 10-year historical periods shown was reduced by the 4.79 percent dilution of net asset value resulting from the rights offering during the September 2009 quarter. In addition to the impact from the September 2009 rights offering, the 10-year's performance was also reduced by the impact of the 4.5 percent dilution of net asset value resulting from the rights offering during the December 2003 quarter. Adjusting for the impact of both rights offerings, we estimate the return for the 3-year annualized return to be 9.99 percent, 5-year annualized return to be 7.01 percent, and 10-year annualized return to be 7.32 percent. The returns noted in the table above are actual returns as calculated by Lipper and BNY Mellon Investment Servicing (US) Inc., ("BNY Mellon") and do not adjust for dilution from the rights offerings. Shareholders who participated in the rights offerings would have received the adjusted returns.

The Fund enjoyed strong returns for the period relative to both the benchmark and peers. Virtually all the significant sectors in the Fund experienced strong gains during this period. New securities purchased over the past six to twelve months from a combination of trading, bond maturities, and the August 2009 rights offering proceeds have also performed well. Finally, holdings in the Fund rated below investment grade also delivered strong gains helping the overall performance. The returns look strong across the time periods, particularly after adjusting for the dilutive impact from both sets of rights offerings noted above.

The Fund's performance will continue to be subject to the impact of trends in longer-term interest rates and to trends in relative yield spreads on corporate bonds due to the concentration of the Fund's investments in such bonds.

Consistent with our investment discipline, we continue to emphasize diversity and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of September 30, 2010:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

                                  (PIE CHART)

Not Rated    1.2%
AAA          6.6%
AA           2.7%
A           27.2%
BBB         41.9%
BB          15.4%
B & Lower    5.0%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon, the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, Cutwater Asset Management Corp., may be reached at 866-766-3030.

Sincerely,


/s/ Clifford D. Corso

Clifford D. Corso
President

Mr. Corso's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research. These comments reflect opinions as of the date written and are subject to change at any time.

SCHEDULE OF INVESTMENTS (UNAUDITED)                           SEPTEMBER 30, 2010

                                                                                                            VALUE
                                                                                            SHARES         (NOTE 1)
                                                                                        --------------   -----------
COMMON STOCK (0.05%) ...................................................
MEDIA (0.05%) ..........................................................
Quad Graphics, Inc.(a) .................................................                     1,488       $    69,519
                                                                                                         -----------
TOTAL COMMON STOCK (Cost of $72,870) ...................................                                      69,519
                                                                                                         -----------

                                                                            MOODY'S/
                                                                           STANDARD &
                                                                             POOR'S        PRINCIPAL
                                                                            RATING(B)   AMOUNT (000'S)
                                                                           ----------   --------------
CORPORATE DEBT SECURITIES (85.90%)
AUTOMOTIVE (2.27%)
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .............................      B2/B          $1,000         1,112,500
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32 ......................      B2/B             500           547,500
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.00%, 10/01/13 ...........     Ba3/B+          1,000         1,072,876
Goodyear Tire & Rubber Co., Sr. Unsec. Notes, 10.50%, 05/15/16(c) ......      B1/B+            250           283,125
                                                                                                         -----------
                                                                                                           3,016,001
                                                                                                         -----------
CHEMICALS (1.48%)
Braskem Finance, Ltd., Co Gty., 7.00%, 05/07/20, 144A ..................     Ba1/BB+           500           528,125
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19 ....................    Baa3/BBB-          500           631,345
Grupo Petrotemex SA de CV, Sr. Unsec. Notes, 9.50%, 08/19/14, 144A .....      NA/BB            500           551,250
Westlake Chemicals, Gtd., 6.625%, 01/15/16(c) ..........................     Ba2/BB+           250           251,875
                                                                                                         -----------
                                                                                                           1,962,595
                                                                                                         -----------
DIVERSIFIED FINANCIAL SERVICES (18.63%)
American Express Co., Sr. Unsec. Notes, 7.00%, 03/19/18 ................     A3/BBB+         1,000         1,204,384
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17 .....................      A3/A-          1,000         1,024,101
BNP Paribas, Sub. Notes, 5.186%, 06/29/15, 144A(d),(e) .................     Baa1/A          1,000           940,000
Capital One Capital V, Co. Gty., 10.25%, 08/15/39 ......................     Baa3/BB         1,500         1,623,750
Citigroup Capital XXI, Co. Gty., 8.30%, 12/21/37(c),(d) ................     Ba1/BB-           500           525,000
Citigroup, Inc., Sr. Unsec. Notes, 6.01%, 01/15/15 .....................      A3/A           1,000         1,099,399
Citigroup, Inc., Unsec. Notes, 8.50%, 05/22/19 .........................      A3/A             500           618,171
Cobank, ACB, Sub. Notes, 7.875%, 04/16/18, 144A ........................      NR/A             500           580,305
Credit Agricole SA, 6.637%, 05/31/17, 144A(d),(e) ......................      A3/A-            800           728,000
Export-Import Bank of Korea, Sr. Notes, 8.125%, 01/21/14 ...............      A1/A             500           586,875
FleetBoston Financial Corp., Sub. Notes, 6.875%, 01/15/28 ..............      A3/A-            500           539,431
General Electric Capital Corp., Sr. Unsec. Notes, 6.125%, 02/22/11 .....     Aa2/AA+         1,000         1,022,472
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39 .....     Aa2/AA+         1,000         1,148,395
GMAC, Inc., Co. Gty., 7.25%, 03/02/11 ..................................      B3/B             633           644,078
HSBC America Capital Trust II, Co. Gty., 8.38%, 05/15/27, 144A(c) ......      NR/A-          2,500         2,603,238
HSBC Capital Funding LP, Limited Gty., 10.176%, 06/30/30, 144A(d),(e) ..      A3/A-            500           650,000
HSBC Finance Corp., Sr. Unsec. Notes, 6.75%, 05/15/11 ..................      A3/A           1,000         1,035,260
Jefferies Group, Inc., Sr. Unsec. Notes, 6.875%, 04/15/21 ..............    Baa2/BBB           250           262,224
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17 ...................     Aa2/A+          1,000         1,135,108
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .................     Aaa/NR            500           539,515
Merrill Lynch & Co. Inc., Notes, 6.875%, 04/25/18 ......................      A2/A           1,000         1,121,696
Merrill Lynch & Co. Inc., Sub. Notes, 7.75%, 05/14/38 ..................      A3/A-            500           579,930
National Agricultural Cooperative Federation, Sr. Notes, 5.00%,
   09/30/14, 144A ......................................................      A1/A             500           535,033
Sanwa Bank Ltd., Sr. Sub. Notes, 7.40%, 06/15/11 .......................      Aa3/A            500           519,917
UBS PFD Funding Trust I, Co. Gty., 8.622%, 10/01/10(d),(e) .............    Baa3/BBB-        1,000         1,000,000
UBS PFD Funding Trust V, Co. Gty., 6.243%, 05/15/16(d),(e) .............    Baa3/BBB-          500           480,000
Wachovia Capital Trust III, Bank Gtd., 5.80%, 03/15/11(d),(e) ..........     Ba1/A-          1,000           877,500
Wells Fargo Capital XV, 9.75%, 09/26/13(d),(e) .........................     Ba1/A-          1,000         1,100,000
                                                                                                         -----------
                                                                                                          24,723,782
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

                                                                            MOODY'S/
                                                                           STANDARD &
                                                                             POOR'S        PRINCIPAL        VALUE
                                                                            RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                           ----------   --------------   -----------
ENERGY (11.26%)
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26  .......................      A3/A-         $  500       $   679,122
Florida Gas Transmission Co., LLC, Sr. Unsec. Notes, 9.19%, 11/01/24,
   144A ................................................................    Baa2/BBB           150           192,203
Gaz Capital SA, Notes, 8.125%, 07/31/14, 144A ..........................    Baa1/BBB           500           566,900
KazMunaiGaz Finance Sub BV, Co. Gty., 11.75%, 01/23/15, 144A ...........    Baa2/BB+           500           632,500
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19 .....................    Baa2/BBB           500           639,797
NiSource Finance Corp., Co. Gty., 10.75%, 03/15/16 .....................    Baa3/BBB-          250           330,221
NRG Energy, Inc., Co. Gty., 8.25%, 09/01/20, 144A(c) ...................     B1/BB-            500           515,625
ONEOK Partners LP, Sr. Notes, 8.625%, 03/01/19 .........................    Baa2/BBB           375           486,310
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19 .........................    Baa1/BBB           250           310,000
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20, 144A ...................    Baa1/BBB           750           828,750
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec., 9.75%, 08/14/19,
   144A ................................................................    Baa3/BBB           500           612,500
Pride International, Inc., Sr. Unsec. Notes, 8.50%, 06/15/19 ...........    Ba1/BBB-           500           580,000
Pride International, Inc., Sr. Unsec. Notes, 6.875%, 08/15/20 ..........    Ba1/BBB-           500           544,375
SEACOR Holdings, Inc., Sr. Notes, 7.375%, 10/01/19 .....................    Ba1/BBB-         1,000         1,090,486
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19 ..............     Aa1/AA          1,000         1,096,806
Sunoco Logistics Partners Operations LP, Co. Gty., 5.50%, 02/15/20 .....    Baa2/BBB           335           358,493
Transocean, Inc., Sr. Unsec. Notes, 7.50%, 04/15/31 ....................    Baa3/BBB           500           522,644
Valero Energy Corp., Sr. Unsec. Notes, 10.50%, 03/15/39 ................    Baa2/BBB           500           676,073
Weatherford Bermuda Holdings, Ltd., Co. Gty., 6.75%, 09/15/40 ..........    Baa2/BBB           600           625,366
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24 .................      A2/A           2,539         3,646,824
                                                                                                         -----------
                                                                                                          14,934,995
                                                                                                         -----------
FOOD AND BEVERAGE (0.11%)
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19 ....................    Baa2/BBB-          125           151,084
                                                                                                         -----------
GAMING, LODGING & LEISURE (0.30%)
Wynn Las Vegas LLC, 7.875%, 11/01/17(c) ................................     Ba3/BB+           125           134,062
Wynn Las Vegas LLC, 7.875%, 05/01/20(c) ................................     Ba3/BB+           250           265,313
                                                                                                         -----------
                                                                                                             399,375
                                                                                                         -----------
HEALTHCARE (1.61%)
Alere, Inc., Co. Gty., 9.00%, 05/15/16(c) ..............................      B3/B-            150           154,500
Boston Scientific Corp., Sr. Unsec. Notes, 6.00%, 01/15/20 .............    Ba1/BBB-           500           533,270
Fresenius US Finance II, Inc., Co. Gty, 9.00%, 07/15/15, 144A ..........     Ba1/BB            250           285,000
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18 ......      A1/AA            500           626,158
Mylan, Inc., Co. Gty., 7.875%, 07/15/20, 144A(c) .......................     B1/BB-            500           535,625
                                                                                                         -----------
                                                                                                           2,134,553
                                                                                                         -----------
INDUSTRIAL (4.19%)
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20 .........................    Baa3/BBB-          500           514,073
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20 .............    Baa3/BBB-          500           538,976
Belden, Inc., Sr. Sub. Notes, 7.00%, 03/15/17(c) .......................     Ba2/B+            250           250,625
Gerdau Trade, Inc., Co. Gty., 5.75%, 01/30/21, 144A(f) .................     NR/BBB-           500           505,500
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A ......    Baa2/BBB         1,000         1,091,168
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15(c) ................     Ba1/BB+         1,000         1,031,250
Lorillard Tobacco Co., Co. Gty., 6.875%, 05/01/20 ......................    Baa2/BBB-          500           528,860
Sealed Air Corp., Sr. Notes, 7.875%, 06/15/17(c) .......................    Baa3/BB+           500           541,689
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20 ........    Baa2/BBB           500           553,492
                                                                                                         -----------
                                                                                                           5,555,633
                                                                                                         -----------
INSURANCE (7.74%)
AIG SunAmerica Global Finance VI, Sr. Sec. Notes, 6.30%, 05/10/11,
   144A ................................................................      A1/A+          1,000         1,020,000
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23 ...............      A3/A-            750           822,219
American International Group, Inc., 8.175%, 05/15/68(c),(d) ............     Ba2/BBB         1,000         1,000,000

   The accompanying notes are an integral part of these financial statements.

                                                                            MOODY'S/
                                                                           STANDARD &
                                                                             POOR'S      PRINCIPAL          VALUE
                                                                            RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                           ----------   --------------   -----------
INSURANCE (CONTINUED)
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(c),(d)  ...     Baa3/BB        $1,000       $ 1,180,000
Lincoln National Corp., 6.05%, 04/20/67(c),(d) .........................     Ba1/BBB           500           436,250
Manulife Financial Corp., Sr. Unsec. Notes, 4.90%, 09/17/20  ...........      NR/A             250           249,993
Massachusetts Mutual Life Insurance Co., Notes, 8.875%, 06/01/39,
   144A ................................................................     A1/AA-            500           683,281
Metlife Capital Trust X, 9.25%, 04/08/68, 144A(c),(d)  .................    Baa2/BBB           500           590,000
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(c) .....................    Baa2/BBB           500           648,750
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ......................      WR/NR          1,500         1,518,012
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(c),(d) ....    Baa3/BBB+        1,000         1,115,000
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(c),(d) ...........     A3/BBB            500           480,000
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 ...........................    Baa2/BBB+          500           521,741
                                                                                                         -----------
                                                                                                          10,265,246
                                                                                                         -----------
MEDIA (9.54%)
CBS Corp., Co. Gty., 8.875%, 05/15/19 ..................................    Baa3/BBB-          350           456,244
Comcast Corp., Gtd., 7.05%, 03/15/33 ...................................    Baa1/BBB+        2,000         2,342,804
COX Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A ........    Baa3/BBB-          500           586,653
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22 ....................     WR/BBB+         2,000         2,570,928
Interpublic Group of Cos., Inc., Sr. Unsec. Notes, 10.00%,
   07/15/17(c) .........................................................     Ba2/BB            500           583,750
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95 .................    Baa1/BBB+        1,400         1,723,732
Time Warner, Inc., Sr. Unsec. Notes, 9.15%, 02/01/23 ...................    Baa2/BBB         3,000         4,095,420
Viacom, Inc., Co. Gty., 7.875%, 07/30/30 ...............................    Baa3/BBB-          250           300,927
                                                                                                         -----------
                                                                                                          12,660,458
                                                                                                         -----------
MINING (2.63%)
Anglo American Capital, Co. Gty., 9.375%, 04/08/19, 144A ...............    Baa1/BBB           500           674,236
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18 ...........     Baa1/A-           500           624,549
Freeport-McMoran C&G, Sr. Unsec. Notes, 8.375%, 04/01/17(c) ............    Ba2/BBB-           500           558,125
Teck Cominco Ltd., Sr. Unsec. Notes, 6.125%, 10/01/35 ..................    Baa3/BBB         1,000         1,064,841
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17 ..........................    Baa2/BBB+          500           572,332
                                                                                                         -----------
                                                                                                           3,494,083
                                                                                                         -----------
PAPER (1.40%)
Abitibi-Consolidated, Inc., Sr. Unsec. Notes, 8.85%, 08/01/30(g) .......      WR/NR            500            62,500
Smurfit Capital Funding PLC, Co. Gty., 7.50%, 11/20/25  ................     Ba2/BB          2,000         1,790,000
                                                                                                         -----------
                                                                                                           1,852,500
                                                                                                         -----------
REAL ESTATE INVESTMENT TRUST (REIT) (5.74%)
BioMed Realty LP, Co, Gty., 6.125%, 04/15/20, 144A .....................    Baa3/BBB-          350           380,889
Duke Realty LP, Sr. Unsec. Notes, 6.50%, 01/15/18 ......................    Baa2/BBB-          500           549,267
Duke Realty LP, Sr. Unsec. Notes, 8.25%, 08/15/19 ......................    Baa2/BBB-          500           592,145
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13 .....    Baa1/BBB+          750           816,111
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.65%, 06/01/16 .....    Baa1/BBB+          210           232,921
Federal Realty Investment Trust, Sr. Unsec. Notes, 6.20%, 01/15/17 .....    Baa1/BBB+          290           329,670
First Industrial LP, Sr. Unsec. Notes, 7.50%, 12/01/17 .................     Ba3/BB-           200           168,378
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18 ........................    Baa2/BBB         1,000         1,149,347
Mack-Cali Realty Corp., Sr. Unsec. Notes, 7.75%, 08/15/19 ..............    Baa2/BBB           665           791,414
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15 ..    Baa2/BBB           500           557,301
Simon Property Group LP, Sr. Unsec. Notes, 6.125%, 05/30/18 ............      A3/A-            750           870,328
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A ......................      A2/A-            500           592,404
WEA Finance, LLC, Sr. Notes, 7.125%, 04/15/18, 144A ....................      A2/A-            500           588,006
                                                                                                         -----------
                                                                                                           7,618,181
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

                                                                            MOODY'S/
                                                                           STANDARD &
                                                                             POOR'S        PRINCIPAL         VALUE
                                                                            RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                           ----------   --------------   ------------
RETAIL & RESTAURANT (0.97%)
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16 ...........    Baa3/BBB        $  500       $    589,806
Levi Strauss & Co., Sr. Unsec. Notes, 8.875%, 04/01/16(c) ..............      B2/B+            500            528,750
Limited Brands, Inc., Sr. Notes, 8.50%, 06/15/19 .......................     Ba1/BB            150            174,375
                                                                                                         ------------
                                                                                                            1,292,931
                                                                                                         ------------
TECHNOLOGY (0.08%)
Mantech International Corp., Co. Gty., 7.25%, 04/15/18(c)  .............     Ba2/BB+           100            103,750
                                                                                                         ------------
TELECOMMUNICATIONS (8.56%)
Deutsche Telekom International Finance BV, Gtd., 8.75%, 06/15/30 .......    Baa1/BBB+        2,000          2,800,506
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18 ......     Ba2/BB            500            546,250
GTE Corp., Co. Gty., 6.94%, 04/15/28  ..................................     Baa1/A          1,500          1,733,937
NII Capital Corp., Co. Gty., 10.00%, 08/15/16(c) .......................     B1/BB-            500            568,750
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(c) ......................    Baa3/BBB-        1,000          1,000,000
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(c) ......................    Baa3/BBB-          500            495,000
Sprint Capital Corp, 8.75%, 03/15/32  ..................................     Ba3/BB-         1,000          1,050,000
Valor Telecommunications Enterprises Finance Corp., Co. Gty., 7.75%,
   02/15/15(c) .........................................................    Baa3/BB+         1,000          1,035,000
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30 ........      A3/A           1,646          2,125,103
                                                                                                         ------------
                                                                                                           11,354,546
                                                                                                         ------------
TRANSPORTATION (3.36%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(c),(d) ................    Baa2/BBB           250            251,250
Erac USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A .................    Baa2/BBB+        1,500          1,728,074
Federal Express Corp., Sr. Unsec. Notes, 9.65%, 06/15/12 ...............    Baa2/BBB         1,750          1,982,300
Stena AB, Sr. Unsec. Notes, 7.00%, 12/01/16(c) .........................     Ba2/BB+           500            495,625
                                                                                                         ------------
                                                                                                            4,457,249
                                                                                                         ------------
UTILITIES (6.03%)
Avista Corp., 5.95%, 06/01/18 ..........................................    Baa1/BBB+          500            568,417
Avista Corp., 5.125%, 04/01/22 .........................................    Baa1/BBB+          500            553,008
Dominion Resources, Inc., Sr. Unsub., Series 07-A, 6.00%, 11/30/17 .....     Baa2/A-           500            591,760
FPL Group Capital, Inc., Co. Gty., Series D, 7.30%, 09/01/67(c),(d) ....    Baa2/BBB           500            510,000
Hydro-Quebec, Gtd., 8.25%, 04/15/26 ....................................     Aa2/A+          1,550          2,314,119
MidAmerican Funding LLC, Sr. Sec. Bonds, 6.927%, 03/01/29 ..............     A3/BBB+           500            595,391
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16 ......................    Baa1/BBB           500            581,510
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21 .....................    Baa1/BBB         1,000          1,140,697
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11 ...............     A3/AAA            500            517,155
Toledo Edison Co., 7.25%, 05/01/20 .....................................    Baa1/BBB           500            629,662
                                                                                                         ------------
                                                                                                            8,001,719
                                                                                                         ------------
TOTAL CORPORATE DEBT SECURITIES (Cost of $99,834,403) ..................                                  113,978,681
                                                                                                         ------------
ASSET BACKED SECURITIES (0.84%)
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%,
   03/25/37(c) .........................................................     Aa3/AAA           306            289,863
Sierra Receivables Funding Co., Series 2009-1A, Class A1, 9.79%,
   12/22/25, 144A(c) ...................................................     Aaa/AAA            30             30,296
Sonic Capital LLC, Series 2006-1A, Class A2, 5.096%, 12/20/31, 144A ....    Baa2/BBB-          790            792,726
                                                                                                         ------------
TOTAL ASSET BACKED SECURITIES (Cost of $1,106,743) .....................                                    1,112,885
                                                                                                         ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.86%)
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 04/15/37,
   144A ................................................................     Aaa/AAA           700            769,218
Banc of America Commercial Mortgage, Inc., Series 2006-2,
   Class AM, 5.766%, 05/10/45(d) .......................................      NA/A           1,440          1,452,910
CW Capital Cobalt, Ltd., Series 2007-C2, Class A3, 5.484%,
   04/15/47(d) .........................................................     Aaa/NA            500            501,362

   The accompanying notes are an integral part of these financial statements.

                                                                            MOODY'S/
                                                                           STANDARD &
                                                                             POOR'S        PRINCIPAL         VALUE
                                                                            RATING(b)   AMOUNT (000'S)      (NOTE 1)
                                                                           ----------   --------------   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
Developers Diversified Realty Corp., Series 2009-DDR1, Class C, 6.223%,
   10/14/22, 144A ......................................................      A2/A         $    500      $    548,676
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16,
   Class A4, 5.552%, 05/12/45 ..........................................     Aaa/AAA          1,000         1,083,655
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20,
   Class A4, 5.794%, 02/12/51(d) .......................................     Aaa/A+             880           946,801
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%,
   02/15/40 ............................................................      NA/A+             970         1,021,894
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%,
   02/15/40 ............................................................      NA/A+           1,375         1,438,290
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%,
   12/12/49 ............................................................      NR/A+             750           793,968
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28,
   Class A3, 5.679%, 10/15/48 ..........................................     Aaa/AAA            500           537,959
                                                                                                         ------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $6,840,296) .......                                    9,094,733
                                                                                                         ------------
RESIDENTIAL MORTGAGE-BACKED SECURITIES (3.53%)
FHLMC Pool # A15675, 6.00%, 11/01/33 ...................................     Aaa/AAA            684           749,217
FHLMC Pool # B11892, 4.50%, 01/01/19 ...................................     Aaa/AAA            708           746,882
FNMA Pool # 754791, 6.50%, 12/01/33 ....................................     Aaa/AAA            833           926,869
FNMA Pool # 763852, 5.50%, 02/01/34 ....................................     Aaa/AAA          1,384         1,483,954
FNMA Pool # 889554, 6.00%, 04/01/38 ....................................     Aaa/AAA            493           530,004
GNSF Pool # 417239, 7.00%, 02/15/26 ....................................     Aaa/AAA             35            39,378
GNSF Pool # 780374, 7.50%, 12/15/23 ....................................     Aaa/AAA             18            20,402
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class
   1A19, 6.00%, 07/25/37 ...............................................      B2/NR             211           192,606
                                                                                                         ------------
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $4,290,701) ......                                    4,689,312
                                                                                                         ------------
MUNICIPAL BONDS (1.02%)
State of California, Build America Bonds, GO, 7.625%, 03/01/40 .........      A1/A-         500,000           549,940
State of Illinois, Build America Bonds, GO, 6.900%, 03/01/35 ...........      A1/A+         500,000           503,440
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35 ............      A1/A+         285,000           299,079
                                                                                                         ------------
TOTAL MUNICIPAL BONDS (Cost of $1,303,980) .............................                                    1,352,459
                                                                                                         ------------

                                                                                            SHARES
                                                                                        --------------
PREFERRED STOCK (0.09%)
GMAC, Inc., 144A .......................................................     Caa2/C             134           120,629
                                                                                                         ------------
TOTAL PREFERRED STOCK (Cost of $42,177) ................................                                      120,629
                                                                                                         ------------
TOTAL INVESTMENTS (98.29%)
   (Cost $113,491,170) .................................................                                  130,418,218
                                                                                                         ------------
OTHER ASSETS AND LIABILITIES (1.71%) ...................................                                    2,274,757
                                                                                                         ------------
NET ASSETS (100.00%) ...................................................                                 $132,692,975
                                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

(a)  Non-income producing security.

(b) Ratings for debt securities are unaudited. All ratings are as of September 30, 2010 and may have changed subsequently.

(c)  This security is callable.

(d)  Variable rate security. Rate disclosed is as of September 30, 2010.

(e)  Security is perpetual. Date shown is next call date.

(f)  Security was valued using fair value procedures as of September 30, 2010.

(g)  Security is in default.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2010, these securities amounted to 17.46% of net assets.

LEGEND

Co. Gty. - Company Guaranty
Debs. - Debentures
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GNSF - Government National Mortgage Association (Single Family)
GO - General Obligation
Gtd. - Guaranteed
NA - Not Available
NR - Not Rated
Sec. - Secured
Sr. - Senior
Sub. - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
WR - Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2010

Assets:
   Investment in securities, at value (amortized cost $113,491,170) (Note 1) ...   $130,418,218
   Cash ........................................................................        649,236
   Interest receivable .........................................................      2,214,188
   Prepaid expenses ............................................................         17,178
                                                                                   ------------
      TOTAL ASSETS .............................................................    133,298,820
                                                                                   ------------
Liabilities:
   Securities Purchased ........................................................        495,255
   Payable to Investment Adviser ...............................................         51,294
   Accrued expenses payable ....................................................         59,296
                                                                                   ------------
      TOTAL LIABILITIES ........................................................        605,845
                                                                                   ------------
Net assets: (equivalent to $20.23 per share based on 6,558,571 shares of
   capital stock outstanding) ..................................................   $132,692,975
                                                                                   ============
NET ASSETS consisted of:
   Par value ...................................................................   $     65,586
   Capital paid-in .............................................................    121,172,003
   Accumulated net investment loss .............................................       (387,088)
   Accumulated net realized loss on investments ................................     (5,084,574)
   Net unrealized appreciation on investments ..................................     16,927,048
                                                                                   ------------
                                                                                   $132,692,975
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010

Investment Income:
   Interest ....................................................   $ 4,227,653
   Dividends ...................................................         4,717
   Other income ................................................        12,500
                                                                   -----------
      Total Investment Income ..................................     4,244,870
                                                                   -----------
Expenses:
   Investment advisory fees (Note 4) ...........................       306,725
   Transfer agent fees .........................................        21,321
   Trustees' fees ..............................................        35,134
   Audit fees ..................................................        11,462
   Legal fees and expenses .....................................        47,530
   Reports to shareholders .....................................        10,137
   Custodian fees ..............................................         6,368
   Insurance ...................................................         9,676
   NYSE fee ....................................................        12,534
   Miscellaneous ...............................................        33,368
                                                                   -----------
      Total Expenses ...........................................       494,255
                                                                   -----------
         Net Investment Income .................................     3,750,615
                                                                   -----------
Net realized and unrealized gain (loss) on investments (Note 1):
Net realized gain (loss) on:
   Investments .................................................       976,077
   Warrants* ...................................................          (717)
                                                                   -----------
Net realized gain ..............................................       975,360
Net change in unrealized appreciation (depreciation) on:
   Investments .................................................     6,507,459
   Warrants* ...................................................       (22,393)
                                                                   -----------
      Net change in unrealized appreciation (depreciation) .....     6,485,066
                                                                   -----------
      Net realized and unrealized gain on investments ..........     7,460,426
                                                                   -----------
Net increase in net assets resulting from operations ...........   $11,211,041
                                                                   ===========

----------
*    Primary risk exposure is equity contracts.

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS ENDED
                                                                       SEPTEMBER 30, 2010     YEAR ENDED
                                                                           (UNAUDITED)      MARCH 31, 2010
                                                                       ------------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...........................................      $  3,750,615       $  6,599,105
   Net realized gain (loss) on investments and warrants (Note 1) ...           975,360         (1,588,849)
   Change in unrealized appreciation of investments and warrants ...         6,485,066         25,608,278
                                                                          ------------       ------------
      Net increase in net assets resulting from operations .........        11,211,041         30,618,534
                                                                          ------------       ------------
Distributions:
   Distributions to shareholders from net investment income ........        (3,771,180)        (6,593,096)
                                                                          ------------       ------------
Capital Share Transactions:
   Gross proceeds from common share offering (Note 6) ..............                --         26,034,583
   Dealer manager fee charged to paid-in capital in excess of par ..                --           (976,297)
   Common share offering cost charged to capital in excess of par ..                --           (550,332)
                                                                          ------------       ------------
   Net proceeds from common share offering .........................                --         24,507,954
                                                                          ------------       ------------
   Increase in net assets ..........................................         7,439,861         48,533,392
Net Assets:
   Beginning of period .............................................       125,253,114         76,719,722
                                                                          ------------       ------------
   End of period ...................................................      $132,692,975       $125,253,114
                                                                          ------------       ------------
   Accumulated net investment loss .................................      $   (387,088)      $   (366,523)
                                                                          ============       ============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                         SIX MONTHS ENDED               YEAR ENDED MARCH 31,
                                                        SEPTEMBER 30, 2010 ----------------------------------------------
                                                            (UNAUDITED)      2010      2009      2008      2007     2006
                                                        ------------------ --------  -------   -------   -------  -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..................      $  19.10      $  15.63  $ 19.01   $ 20.01   $ 19.72  $ 20.62
                                                             --------      --------  -------   -------   -------  -------
   Net investment income ..............................          0.57          1.19     1.06      1.10      1.09     1.10
   Net realized and unrealized gain (loss)
      on investments ..................................          1.13          4.31    (3.29)    (0.95)     0.35    (0.85)
                                                             --------      --------  -------   -------   -------  -------
Total from investment operations ......................          1.70          5.50    (2.23)     0.15      1.44     0.25
                                                             --------      --------  -------   -------   -------  -------
Capital share transaction:
   Dilution of the net asset value from rights
      offering (Note 6) ...............................            --         (0.88)      --        --        --       --
                                                             --------      --------  -------   -------   -------  -------
Less distributions:
   Dividends from net investment income ...............         (0.57)        (1.15)   (1.15)    (1.15)    (1.15)   (1.15)
                                                             --------      --------  -------   -------   -------  -------
Total distributions ...................................         (0.57)        (1.15)   (1.15)    (1.15)    (1.15)   (1.15)
                                                             --------      --------  -------   -------   -------  -------
Net asset value, end of period ........................      $  20.23      $  19.10  $ 15.63   $ 19.01   $ 20.01  $ 19.72
                                                             ========      ========  =======   =======   =======  =======
Per share market price, end of period .................      $  18.54      $  17.12  $ 13.77   $ 17.14   $ 18.30  $ 17.75
                                                             ========      ========  =======   =======   =======  =======
TOTAL INVESTMENT RETURN (1)
   Based on market period .............................         11.83%        33.60%  (13.62)%   (0.10)%    9.93%    3.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ..................       132,693      $125,253  $76,720   $93,282   $98,197  $96,759
Ratio of expenses to average net assets ...............          0.78%         0.85%    1.21%     0.88%     1.00%    0.90%
Ratio of net investment income to average net assets ..          5.88%         6.16%    6.18%     5.66%     5.57%    5.42%
Portfolio turnover rate ...............................          6.57%        15.40%   21.46%    17.25%    25.90%   24.33%
Number of shares outstanding at the end of
   the period (in 000's) ..............................         6,559         6,559    4,908     4,908     4,908    4,908

----------
(1) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES - The Rivus Bond Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At September 30, 2010, Gerdau Trade, Inc. and World Color Press, Inc. were valued using fair value procedures and represented 0.38% and 0.00% of net assets, respectively.

     FAIR VALUE MEASUREMENTS - The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarch for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

          - Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          - Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

          - Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would used in valuing the asset or liability, and would be based on the best information available.

     Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis as of September 30, 2010.

                                                                      LEVEL 2        LEVEL 3
                                         TOTAL MARKET    LEVEL 1    SIGNIFICANT   SIGNIFICANT
                                           VALUE AT      QUOTED     OBSERVABLE    UNOBSERVABLE
                                           09/30/10       PRICE       INPUTS         INPUTS
                                         ------------   --------   ------------   ------------
COMMON STOCK*                            $     69,519   $ 69,519   $         --     $     --
CORPORATE DEBT SECURITIES                 113,978,681         --    113,473,181      505,500
ASSET BACKED SECURITIES                     1,112,885         --      1,112,885           --
COMMERCIAL MORTGAGE-BACKED SECURITIES       9,094,733         --      9,094,733           --
RESIDENTIAL MORTGAGE-BACKED SECURITIES      4,689,312         --      4,689,312           --
MUNICIPAL BONDS                             1,352,459         --      1,352,459           --
PREFERRED STOCK                               120,629    120,629             --           --
                                         ------------   --------   ------------     --------
TOTAL                                    $130,418,218   $190,148   $129,722,570     $505,500
                                         ============   ========   ============     ========

*    See Schedule of Investments for industry breakout.

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

                                                   CORPORATE DEBT SECURITIES
                                                         (MARKET VALUE)
                                                   -------------------------
BALANCE AS OF MARCH 31, 2010                              $ 1,544,970
Accrued discounts/premiums                                         --
Realized gain (loss)                                               --
Change in unrealized appreciation (depreciation)                   --
Net purchases (sales)                                         505,500
Transfer in and/or out of Level 3                          (1,544,970)
                                                          -----------
BALANCE AS OF SEPTEMBER 30, 2010                          $   505,500
                                                          ===========

     The Fund's policy is to recognize the values transfers in and transfers out as of the beginning of the fiscal period. As of September 30, 2010, there were no significant transfers between Level 1 and Level 2.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2006-2010), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. OTHER - Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES - Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distributions during the fiscal years ended March 31, 2010 and 2009 were characterized as follows for tax purposes:

          ORDINARY INCOME   RETURN OF CAPITAL   CAPITAL GAIN   TOTAL DISTRIBUTION
          ---------------   -----------------   ------------   ------------------
FY 2010      $6,593,096            $--               $--           $6,593,096
FY 2009      $5,643,833            $--               $--           $5,643,833

     At March 31, 2010, the components of distributable earnings on a tax basis were as follows:

               ACCUMULATED     CAPITAL LOSS   POST-OCTOBER   NET UNREALIZED
  TOTAL*     ORDINARY INCOME   CARRYFORWARD       LOSS        APPRECIATION
----------   ---------------   ------------   ------------   --------------
$4,015,525       $349,870      $(5,868,897)    $(191,037)      $9,725,589
==========       ========      ============    ==========      ==========

* Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2010.

     As of March 31, 2010, the capital loss carryovers available to offset possible future capital gains were as follows:

  AMOUNT     EXPIRATION DATE
----------   ---------------
$1,393,195         2011
    47,236         2013
   133,146         2015
   787,376         2017
 3,507,944         2018

     During the year ended March 31, 2010, capital loss carryforwards in the amount of $153,490 expired and could not be used.

     At September 30, 2010, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all - securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

  AGGREGATE    NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
  TAX COST      APPRECIATION      APPRECIATION      (DEPRECIATION)
------------   --------------   ----------------   ----------------
$113,491,170     $16,927,048       $17,817,970        $(890,922)

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount. At September 30, 2010, cost is identical for book and federal income tax purposes.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PORTFOLIO TRANSACTIONS - The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2010:

                                COST OF    PROCEEDS FROM SALES
                               PURCHASES      OR MATURITIES
                              ----------   -------------------
U.S. Government Securities    $       --        $  705,813
Other Investment Securities   $8,330,314        $7,549,055

NOTE 3 - CAPITAL STOCK - At September 30, 2010, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 6,558,571 shares issued and outstanding.

NOTE 4 - INVESTMENT ADVISORY CONTRACT, PAYMENTS TO AFFILIATED PERSONS AND TRUSTEE COMPENSATION - Cutwater Investor Services Corp. (formerly known as Cutwater Asset Management Corp.) ("Cutwater") serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), (formerly known as PNC Global Investment Servicing (U.S.), Inc.), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Investment Adviser has voluntarily agreed to pay these fees.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2010 was $36,500. Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund's officers receives compensation from the Fund.

NOTE 5 - DIVIDEND AND DISTRIBUTION REINVESTMENT - In accordance with the terms of the Automatic Dividend Investment Plan (the "Plan"), for shareholders who so elect, dividends and distributions are made in the form of pre-viously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2010 the Fund issued no shares under this Plan.

NOTE 6 - RIGHTS OFFERING - On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

NOTE 7 - NEW ACCOUNTING PRONOUNCEMENT - In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 that were effective for interim and annual reporting periods beginning after December 31, 2009 in its financial statement disclosures.

NOTE 8 - SUBSEQUENT EVENT - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

As of the close of business on October 22, 2010, the reorganization of The Hartford Income Shares Fund, Inc. ("HSF") into the Fund was completed. The reorganization was effected at an exchange ratio calculated as the net asset value per share of HSF divided by the net asset value per share of the Fund, each determined as of the close of trading on the New York Stock Exchange on the October 22, 2010. HSF was credited with 4,150,026 shares of beneficial interest of the Fund at $20.07 net asset value per share. As a result of the reorganization, each shareholder of HSF received shares of the Fund with an aggregate net asset value that is equal to the aggregate net asset value of the shares of HSF held by that shareholder as of the close of business on October 22, 2010.

SHAREHOLDER INFORMATION (UNAUDITED)

EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including a majority of those trustees who are not "interested persons" as such term is defined in the 1940 Act ("Independent Trustees"), unanimously approved the continuation for an additional one-year period of the existing investment advisory agreement dated June 30, 2006 (the "Agreement") between the Rivus Bond Fund (the "Fund) and Cutwater Investor Services Corp. (the "Adviser" or "CISC"). CISC presented to the Board of Trustees that as a result of an internal streamlining of corporate operations, CISC offered to assume the investment advisory services to the Fund performed by Cutwater Asset Management Corp. The Adviser and Cutwater Asset Management Corp. are each wholly owned subsidiaries of Cutwater Holdings, LLC, which is a wholly owned subsidiary of MBIA Inc. CISC further advised the Board of Trustees that the Fund's management team, the services provided to the Fund by the Adviser and the fees paid by the Fund for such services would remain unchanged. The Board approved the assumption by CISC of the Fund's advisory services at the same time it approved renewal of the Agreement.

The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the "vote of a majority of the outstanding voting securities" of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested per-sons of any such party, cast in person at a meeting called for such purpose.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees had the opportunity to review written materials provided by the Adviser and legal counsel to the Fund which contained information to assist the Trustees in their evaluation of the Agreement. The Adviser had responded to an information and document request letter sent on behalf of the Board of Trustees pursuant to Section 15(c) of the 1940 Act. The Adviser provided information regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser's portfo-lio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) investment performance, (v) brokerage selection procedures, (vi) the procedures for allocating investment opportunities between the Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser's ability to service the Fund, (ix) the compliance with the Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (x) its proxy voting policies. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser's relationship with the Fund. The Trustees had also received a copy of the advisory agreement, the Adviser's financial statements and its Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the applicable legal standards and relevant case law the Trustees should consider when approving the continuation of an investment advisory agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors.

The Trustees considered the nature, extent and quality of the services provided by the Adviser. The Trustees considered the services provided to the Fund by the Adviser as compared to services provided by other advisers which man-age funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services provided by to the Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services by the Adviser. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel. The Trustees noted that the portfolio managers of the Fund had approximately 60 years of combined investment experience.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed and considered comparative performance data and the Fund's performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies, its respective benchmark index, U.S. investment grade corporate bonds (Funds Benchmark) and its peer group rankings. The Trustees also noted their review and evaluation of the Fund's investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. The Trustees also noted the ability of the Fund to maintain a consistent dividend and that substantially all of the quarterly distributions paid out to shareholders were from investment income. They concluded that the performance of the Fund and the Adviser was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

The Trustees then considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser's profitability. The Trustees were provided with and had reviewed the Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees also noted that the Adviser is responsible for paying the Fund's administrator and accounting services agent. The Trustees were satisfied that the Adviser's profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser's fees and profits (if any) derived from its relationship with the Fund in light of the Fund's expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees also con-cluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points in the advisory fee. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.

The Trustees considered whether any events have occurred that would constitute a reason for the Trustees not to renew the Agreement and concluded there were not. The Independent Trustees also met in executive session outside of the presence of the Adviser and its representatives to deliberate on the approval of the Agreement. After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board of

Trustees, the Trustees determined that it would be in the best interests of the Fund and its shareholders to approve the continuation of the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the facts and circumstances.

RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on June 4, 2010. At the meeting, shareholders voted on the proposal for issuance of additional shares of beneficial interest of the Fund sufficient to effect the reorganization of The Hartford Income Shares Fund, Inc. into the Rivus Bond Fund. Approval of the proposal required the affirmative vote of a majority of votes cast by shareholders of Rivus Bond Fund, provided that total votes cast on the proposal represented over 50% of all securities entitled to vote on the matter. The proposal was approved, the details of which are as follows:

                                                 Votes Cast   Votes Cast      Votes
                                                   in Favor     Against    Abstaining
                                                 ----------   ----------   ----------
Proposal for issuance of additional shares....    2,992,567     814,594      58,993

The Annual Meeting of Shareholders of the Fund was held on July 16, 2010. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

                       # of Shares   # of Shares
                         in Favor      Withheld
                       -----------   -----------
W. Thacher Brown....    4,762,353      60,170
Suzanne P. Welsh....    4,762,977      59,546
Morris Lloyd, Jr....    4,761,503      61,020
Ellen D. Harvey.....    4,762,977      59,546

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C., information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/rivus-bond-fund-characteristics.aspx.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.cutwater.com.

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                          Contact Your Transfer Agent:
                    BNY Mellon Investment Servicing (US) Inc.
        P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

                                  (RIVUS LOGO)
                   Managed by Cutwater Investor Services Corp.

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2010

                                    TRUSTEES

                                W. THACHER BROWN
                               MORRIS LLOYD, JR.
                                ELLEN D. HARVEY
                                SUZANNE P. WELSH

                                    OFFICERS

                                CLIFFORD D. CORSO
                                    PRESIDENT
                                JOSEPH L. SEVELY
                                    TREASURER
                                THOMAS E. STABILE
                               ASSISTANT TREASURER
                                LEONARD CHUBINSKY
                                    SECRETARY
                                  RICHARD WALZ
                     VICE PRESIDENT/CHIEF COMPLIANCE OFFICER
                               ROBERT T. CLAIBORNE
                                 VICE PRESIDENT
                                  GAUTAM KHANNA
                                 VICE PRESIDENT

                               INVESTMENT ADVISER

                        CUTWATER INVESTOR SERVICES CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                   CUSTODIAN

                               PFPC TRUST COMPANY
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                 TRANSFERAGENT

                    BNY MELLON INVESTMENT SERVICING (US) INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                     COUNSEL

                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                           EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED

                             PUBLIC ACCOUNTING FIRM

                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Rivus Bond Fund


By (Signature and Title)* /s/ Clifford D. Corso
                          ------------------------------------
                          Clifford D. Corso, President
                          (principal executive officer)

Date 12/2/10


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Clifford D. Corso
                          ------------------------------------
                          Clifford D. Corso, President
                          (principal executive officer)

Date 12/2/10


By (Signature and Title)* /s/ Joseph L. Sevely
                          ------------------------------------
                          Joseph L. Sevely, Treasurer
                          (principal financial officer)

Date 12/2/10

* Print the name and title of each signing officer under his or her signature.